Exhibit 10(b)(vii)(a)

EMPLOYMENT AGREEMENT

                         AGREEMENT made as of October 1, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware, Inc. (hereinafter referred to as "Interpublic") and ROBERT THOMPSON (hereinafter referred to as "Executive").

                         In consideration of the mutual promises set forth herein the parties hereto agree as follows:

ARTICLE I

Term of Employment

                         1.01     Subject to the provisions of Article VII and Article VIII, and upon the terms and subject to the conditions set forth herein, Interpublic will employ Executive beginning October 1, 2003 ("Commencement Date") and continuing thereafter subject to termination in accordance with the provisions of Article VII hereof. (The period during which Executive is employed hereunder is referred to herein as the "term of employment").

ARTICLE II

Duties

                         2.01     During the term of employment Executive will:

                                     (i)       Serve as Senior Vice President of Finance, reporting to the Chief Operating Officer of Interpublic;

                                     (ii)      Use his best efforts to promote the interests of Interpublic and devote his full business time and efforts to its business and affairs;

                                     (iii)     Perform such duties as Interpublic may from time to time assign to him and;

                                     (iv)     Serve in such other offices of Interpublic as he may be elected or appointed to.

ARTICLE III

Regular Compensation

                         3.01     Interpublic will compensate Executive for the duties performed by him hereunder, by payment of a base salary at the rate of Four Hundred Fifty Thousand Dollars ($450,000) per annum, payable in equal installments, which Interpublic may pay at semi-monthly intervals, subject to customary withholding for federal, state and local taxes.

                         3.02     Interpublic may at any time increase the compensation paid to Executive under this Article III if Interpublic in its discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to Interpublic. Executive shall be eligible to receive a salary review every two years in accordance with Interpublic policy.

                         3.03     Interpublic will contribute Seventy Five Thousand Dollars ($75,000) per annum on Executive's behalf under the Capital Accumulation Plan.

ARTICLE IV

Bonuses

                         4.01     Executive will be eligible during the term of employment to participate in the Annual Incentive Compensation Plan, in accordance with the terms and conditions of the Plan established from time to time. Executive's target award is Fifty Percent (50%) of his annual base salary and Executive may earn up to a maximum of 75% of his annual base salary, provided however, that the actual award, if any, shall be determined by Interpublic and shall be based on profits, Executive's individual performance, and management discretion. Executive's 2003 bonus will be 25% of Executive's target under the Annual Incentive Compensation Plan.

                         4.02     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant to Executive an award equal to Two Thousand (2,000) performance units for the 2003-2005 performance period under Interpublic's Long-Term Performance Incentive Plan ("LTPIP"). If Interpublic chooses to eliminate the LTPIP Program, Interpublic management will recommend to the Committee that Executive participate, at a level comparable to that of executives in comparable positions, in any new long term incentive plan adopted by Interpublic.

ARTICLE V

Interpublic Stock

                         5.01     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have its Management Human Resources Committee ("MHRC") grant to Executive options to purchase One Hundred Thousand (100,000) shares of Interpublic Common Stock, which will be subject to all the terms and conditions of the Interpublic Stock Incentive Plan. One Third (1/3) of the options will be exercisable after the second anniversary of the date of grant, one-third (1/3) will be exercisable after the third anniversary and one third (1/3) will be exercisable after the fourth anniversary of the date of grant through the tenth anniversary of the date of grant.

ARTICLE VI

Other Employment Benefits

                         6.01     Executive shall be eligible to participate in such other employee benefits as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions are required for participation in such benefits opportunities.

                         6.02     Executive will be entitled to annual paid time off, in accordance with Interpublic's policies and procedures, to be taken in such amounts and at such times as shall be mutually convenient for Executive and Interpublic.

                         6.03     Executive shall be reimbursed for all reasonable out-of-pocket expenses actually incurred by him in the conduct of the business of Interpublic provided that Executive submits all substantiation of such expenses to Interpublic on a timely basis in accordance with standard policies of Interpublic.

                         6.04     Within one month of Executive's commencing employment, he will receive a sign-on bonus in the amount of one month's base salary for non itemized relocation costs.

                         6.05     Executive shall be entitled to participate in Interpublic's Executive Medical Plan.

                         6.06     Executive will be entitled to receive an automobile allowance of Ten Thousand Dollars ($10,000) per annum.

ARTICLE VII

Termination

                         7.01     Interpublic may terminate the employment of Executive hereunder:

                                     (i)       By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event Executive's employment hereunder shall terminate on the date specified in such notice, or

                                     (ii)      By giving Executive notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event Executive's employment hereunder shall terminate on the date specified in such notice and Interpublic shall thereafter pay him a sum equal to the amount by which twelve (12) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one (1) months salary at the rate in effect at the time of such termination, with any residue in respect to a period less than one (1) month to be paid together with the last installment.

                                     (iii)     During the termination period provided in subsection (i), or in the case of a termination under subsection (ii) providing for a termination period of less than twelve (12) months, for a period of twelve (12) months after the termination notice, Executive will be entitled to receive all employee benefits accorded to him prior to termination which are made available to employees generally; provided, that such benefits shall cease upon such date that Executive accepts employment with another employer offering similar benefits.

                         7.02     Notwithstanding the provisions of Section 7.01, during the period of notice of termination, Executive will use reasonable, good faith efforts to obtain other employment reasonably comparable to his employment under this Agreement. Upon obtaining other employment (including work as a consultant, independent contractor or establishing his own business), Executive will promptly notify Interpublic, and (a) in the event that Executive's salary and other non-contingent compensation ("new compensation") payable to Executive in connection with his new employment shall equal or exceed the salary portion of the amount payable by Interpublic under Section 7.01, Interpublic shall be relieved of any obligation to make payments under Section 7.01, or (b) in the event Executive's new compensation shall be less than the salary portion of payments to be made under Section 7.01, Interpublic will pay Executive the difference between such payments and the new compensation. In the event Executive accepts employment with any company owned or controlled by Interpublic during the period in which payments are being made pursuant to Section 7.01 of this Agreement, such payments shall cease upon commencement of such employment. Furthermore, if Executive has received a lump sum payment pursuant to Section 7.01 of this Agreement, and commences employment with another company owned or controlled by Interpublic, Executive agrees to reimburse Interpublic for any portion of the payment that compensates Executive for the subsequent employment period.

                         7.03     Executive may at any time give notice in writing to the Corporation specifying a termination date not less than ninety (90) days after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice, and Executive shall receive his salary, employee benefits and executive perquisites until the termination date. Provided however that the Corporation may, at its option, upon receipt of such notice determine an earlier termination date.

                         7.04     Notwithstanding the provisions of Section 7.01, Interpublic may terminate the employment of Executive hereunder, at any time after the Commencement Date, for Cause. For purposes of this Agreement, "Cause" means any of the following:

                                     (i)       Any material breach by Executive of any material provision of this Agreement (including without limitation Sections 8.01 and 8.02 hereof) upon written notice of same by Interpublic which breach, if capable of being cured, has not been cured within fifteen (15) days after such notice (it being understood and agreed that a breach of Section 8.01 or 8.02 hereof, among others, shall be deemed not capable of being cured);

                                     (ii)      Executive's absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any (30) consecutive business days (other than account of vacation or for illness, disability or authorized leave in accordance with Interpublic's policies and procedures) without the consent of the Board of Directors;

                                     (iii)     The acceptance by Executive, prior to the effective date of Executive's voluntary resignation from employment with Interpublic, of a position with another employer, without the consent of the Board of Directors;

                                     (iv)       Misappropriation by Executive of funds or property of Interpublic or any attempt by Executive to secure any personal profit related to the business of Interpublic (other than as permitted by this Agreement) and not fairly disclosed to and approved by Interpublic;

                                     (v)       Fraud, dishonesty, disloyalty, gross negligence or willful misconduct on the part of Executive in the performance of his duties as an employee of Interpublic;

                                     (vi)      A felony conviction of Executive; or

                                     (vii)     Executive's engaging, during the term of employment, in activities which are prohibited by federal, state or local laws or Interpublic's policy prohibiting discrimination based on age, sex, race, religion, disability, national origin, or any other protected category; or Executive's engaging in conduct which is constituting prohibited harassment under federal, state or local law, or in violation of Interpublic's policy (including without limitation, sexual harassment).

                         Upon a termination for Cause, Interpublic shall pay Executive his salary through the date of termination of employment and Executive shall not be entitled to any bonus with respect to the year of termination, or to any other payments hereunder.

ARTICLE VIII

Covenants

                         8.01     While Executive is employed hereunder by Interpublic he shall not without the prior written consent of Interpublic, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company.

                         8.02     Executive shall treat as confidential and keep secret the affairs of Interpublic and shall not at any time during the term of employment or thereafter, without the prior written consent of Interpublic, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than Interpublic and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of Interpublic or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder.

                         8.03     All records, papers and documents kept or made by Executive relating to the business of Interpublic or its subsidiaries or affiliates or their clients shall be and remain the property of Interpublic.

                         8.04     All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of Interpublic or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of Interpublic, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to Interpublic.

                         8.05     During any period in which payments are being made to Executive pursuant to Section 7.01 above (the "Severance Period") and for a period of eighteen months following either the end of the Severance Period or the termination of Executive's employment hereunder for any reason, whichever is later, Executive shall not: (a) directly or indirectly solicit any employee of Interpublic or to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated, or induce or encourage any such employee to leave the employment of Interpublic or to join any other company, or hire any such employee, or otherwise interfere with the relationship between Interpublic and any of its employees or (b) directly or indirectly solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of Interpublic at the time of termination, or to induce any such client to cease to engage the services of Interpublic or to use the services of any entity or person that competes directly with a material business of Interpublic, where the identity of such client, or the client's need, desire or receptiveness to services offered by Interpublic is known by Executive as part of his employment with Interpublic. Executive acknowledges that these provisions are reasonable and necessary to protect Interpublic legitimate business interests, and that these provisions do not prevent Executive from earning a living.

                         8.06     If at the time of enforcement of any provisions of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

                         8.07     Executive acknowledges that a remedy at law for any breach or attempted breach of Article VIII of this Agreement will be inadequate, and agrees that Interpublic shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

                         8.08     Executive represents and warrants that neither the execution and delivery of this Agreement nor the performance of Executive's services hereunder will conflict with, or result in a breach of, any agreement to which Executive is a party or by which he may be bound or affected, in particular the terms of any employment agreement to which Executive may be a party. Executive further represents and warrants that he has full right, power and authority to carry out the provisions of this Agreement.

ARTICLE IX

Arbitration

                         9.01     Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive's employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 12.01 hereof, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in the city where Executive customarily renders services to Interpublic. The prevailing party in any such arbitration shall be entitled to receive attorney's fees and costs.

ARTICLE X

Assignment

                         10.01     This Agreement shall be binding upon and enure to the benefit of the successors and assigns Interpublic. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

ARTICLE XI

Agreement Entire

                         11.01     This Agreement constitutes the entire understanding between Interpublic and Executive concerning his employment by Interpublic or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and Interpublic or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. Each party hereto shall pay its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement. This Agreement may not be changed orally.

ARTICLE XII

Applicable Law

                         12.01     The Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Brian J. Brooks
Name: Brian J. Brooks
Title: Executive Vice President, Human Resources

/s/ Robert Thompson
Robert Thompson

Exhibit 10(b)(vii)(b)

The Interpublic Capital Accumulation Plan

Participation Agreement

                    WHEREAS, Robert Thompson (the "Participant") is a key executive of The Interpublic Group of Companies, Inc. ("Interpublic") and its subsidiaries, and has been approved by Interpublic's Management Human Resources Committee to participate in The Interpublic Capital Accumulation Plan ("CAP");

                    WHEREAS, the Participant has received and reviewed the pamphlet entitled "The Interpublic Capital Accumulation Plan," which sets forth the basic terms and conditions of CAP (the "Plan Document"); and

                    WHEREAS, the Plan Document provides that certain details with regard to the Participant's account and other rights and responsibilities under CAP are to be set forth in the Participant's Participation Agreement;

                    NOW, THEREFORE, the undersigned Participant agrees to be bound by the terms of the Plan Document, which terms are incorporated herein by reference, and modified and expanded as follows:
1.

Effective Date.  This Participation Agreement shall be effective as of October 1, 2003, provided the Participant submits the executed Participation Agreement to Interpublic by December 10, 2003. If the Participant does not submit the executed Participation Agreement by such date, this Participation Agreement shall be effective as of the first day of the month next following the date on which the Participant submits the executed Participation Agreement.

2.	Credit. The Participant's annual dollar credit shall be $75,000 and shall be credited December 31 of each year if Participant is in the Plan on such date.

3.

Interest.  The annual interest rate for the calendar year in which the Effective Date set forth in paragraph 1 occurs is 4%. As stated in the Plan Document, interest first accrues on December 31 of the calendar year following the first year of Participation. The applicable interest rate can be adjusted (upward or downward) annually.

4.

Vesting.  Subject to paragraph 5, which sets forth the requirement to comply with non-competition and non-solicitation agreements, the Participant's CAP account is scheduled to become fully vested on September 30, 2006 (assuming the Participant continues in the employment of Interpublic and its subsidiaries until this date).

5.

Non-Competition and Non-Solicitation.  For a period of two (2) years following the termination of the Participant's employment for any reason, the Participant shall not: (a) accept employment with or serve as a consultant, advisor or in any other capacity to an employer that is in competition with the business unit or units of Interpublic by which the Participant is employed (the "Business Unit"); (b) directly or indirectly, either on the Participant's own behalf or on behalf of any other person, firm or corporation, solicit or perform services for any account that is a client of the Business Unit at the time of the Participant's termination of employment with the Business Unit or that was a client of the Business Unit at any time within one year prior to the date of the Participant's termination of employment; (c) directly or indirectly employ or attempt to employ or assist anyone else to employ any person who is at such time or who was within the six-month period immediately prior to such time in the employ of the Business Unit. Breach by the Participant of any of the above provisions shall result in the forfeiture of all interest credited to the Participant's account.

The Participant acknowledges that these provisions are reasonable and necessary to protect Interpublic's legitimate business interests, and that these provisions do not prevent the Participant from earning a living. If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

6.

Payment Form Election.  Unless specified below (or otherwise specified in a valid election, submitted by the Participant to Interpublic's Human Resources Department at least 12 months before distribution under CAP is scheduled to begin), the Participant's vested account balance shall be distributed in a lump sum.

If you would like to elect a payment form other than a lump sum, check below.

____ I elect to receive my vested account balance in monthly installments over 10 years.

____ I elect to receive my vested account balance in monthly installments over 15 years.

I understand that the installment forms described above are available only if I terminate employment after age 55, with at least five years of participation in CAP.

7.

Benefit Commencement Date.  As provided in the Plan Document, any election to commence distribution of the Participant's account after the earliest commencement date permitted under the Plan Document must be received by Interpublic's Human Resources Department at least 12 months before the otherwise applicable commencement date.

8.

Relationship to Plan Document.  This Participation Agreement is intended to be executed and administered in conjunction with the Plan Document. Where this Participation Agreement is silent, the terms and provisions in the Plan Document shall govern. To the extent that any term or provision in this Participation Agreement is inconsistent with a term or provision in the Plan Document, the term or provision in this Participation Agreement shall govern.

9.

Knowing and Voluntary Agreement.  The Participant has received and read the Plan Document. The Participant fully understands the terms of the Plan Document and of this Participation Agreement, and the Participant is entering this Participation Agreement voluntarily.

10.

Complete Statement.  This Participation Agreement shall be construed as a complete statement of the Participant's rights under CAP. Any change to the terms of this Participation Agreement or to the Participant's rights under CAP shall be adopted by executing an amendment or supplement to the Plan Document or to this Participation Agreement.

                    IN WITNESS WHEREOF, Interpublic, by its duly authorized officer, and the Participant have caused this Participation Agreement to be executed.

Interpublic Group of Companies, Inc.	Participant
BY: /s/ Brian J. Brooks Brian J. Brooks Executive Vice President, Chief Human Resources Officer	/s/ Robert Thompson Robert Thompson

DATE: 11/12/03	DATE: 11/14/03

Return to Interpublic's Law Department by December 10, 2003.

        THE INTERPUBLIC GROUP OF COMPANIES, INC.
        BENEFICIARY DESIGNATION: Capital Accumulation Plan

Participant's Name__________________________________ Soc. Sec. No: ___________________________
Home Address _____________________________________________________________________________
City_________________________________________ State _______________________Zip______________
Date of Birth _____________________________

Daytime Telephone Number __________________ Evening Telephone Number ______________________
❑    Please check box if your address has changed within the last year                                    ❑ I am married.             ❑ I am not married.
Primary Beneficiary Designation
I hereby designate such of the following person(s) who shall survive me as my Primary Beneficiary(ies):

1.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
2.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
3.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
Total = 100%

Contingent Beneficiary Designation
If no Primary Beneficiary named above shall survive me, I designate such of the following person(s) who shall survive me as my Contingent Beneficiary(ies).
1.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
2.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
3.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
Total = 100%

*If no percentage is designated, beneficiaries will share equally. If any of my Primary Beneficiaries (or, if applicable, my Contingent Beneficiaries), predecease me, his or her benefits will be shared among my surviving Primary (or, if applicable, Contingent) Beneficiaries in accordance with the proportionate shares of the surviving beneficiaries designated above or, if no percentage is designated, equally.

Consent of Spouse
If a party other than the participant's spouse is named as Primary Beneficiary above, this designation is valid only if the participant's spouse (if any) consents below to the participant's designation of the Primary Beneficiary(ies) and only if the spouse's consent is witnessed by a notary public.

I, ____________________________________, am the spouse of the above-named participant. I hereby consent to the designation of the Primary Beneficiary(ies) specified above.

                Spouse's Signature                                                                                                                                   Date

STATE OF ________________                          COUNTY OF: ______________                 ss:

On __________________________, before me personally came ________________________________; to me known and known to me to be the individual described as the spouse herein who executed the foregoing consent and duly acknowledged to me that he/she freely executed same.

_______________________________________

Notary Public                                                    My Commission Expires:

Execution of Beneficiary Designation

                                           Participant's Signature                                                                                                               Date

Exhibit 10(b)(viii)(u)

SUPPLEMENTAL AGREEMENT

                    SUPPLEMENTAL AGREEMENT made as of November 12, 2003 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and JOHN J. DOONER, JR. ("Executive").

W I T N E S S E T H:

                    WHEREAS, Interpublic and Executive are parties to an Employment Agreement made as of January 1, 1994 as amended by Supplemental Agreements made as of July 1, 1995, September 1, 1997, January 1, 1999, April 1, 2000, November 7, 2002 and March 31, 2003 (hereinafter referred to as the "Agreement"); and

                    WHEREAS, Interpublic and Executive desire to amend the Agreement;

                    NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

        1.       Paragraph 1.01 of the Agreement is hereby amended, effective as of the date hereof, by deleting "and ending on December 31, 2003 or such earlier date as the employment of Executive shall terminate pursuant to Article IV or Article V" and substituting therefor "and shall continue thereafter, subject to termination pursuant to Article IV or Article V".

                    Except as hereinabove amended, the Agreement shall continue in full force and effect.

                    This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Brian J. Brooks
Name: Brian J. Brooks
Title: Executive Vice President
Human Resources

/s/ John J. Dooner, Jr.
John J. Dooner, Jr.

Exhibit 10(b)(xi)(g)

The Interpublic Senior Executive Retirement Income Plan

Participation Agreement

                     WHEREAS, Brian J. Brooks (the "Participant") is a senior executive of The Interpublic Group of Companies, Inc. ("Interpublic") and its subsidiaries, and has been approved by the Compensation Committee of Interpublic's Board of Directors to participate in The Interpublic Senior Executive Retirement Income Plan ("SERIP");

                     WHEREAS, the Participant has received and reviewed the pamphlet entitled "The Interpublic Senior Executive Retirement Income Plan," which sets forth the basic terms and conditions of SERIP (the "Plan Document"); and

                     WHEREAS, the Plan Document provides that certain details with regard to the Participant's benefit and other rights and responsibilities under SERIP are to be set forth in the Participant's Participation Agreement;

                     NOW, THEREFORE, the undersigned Participant agrees to be bound by the terms of the Plan Document, which terms are incorporated herein by reference, and modified and expanded as follows:
1.

Effective Date.  This Participation Agreement shall be effective as of November 10, 2003, provided the Participant submits the executed Participation Agreement to Interpublic within 30 days thereafter. If the Participant does not submit the executed Participation Agreement within 30 days after the date set forth in the preceding sentence, this Participation Agreement shall be effective as of the first day of the month next following the date on which the Participant submits the executed Participation Agreement.

2.

Benefit and Vesting.  The Participant's benefit shall be $247,500 per year payable in monthly installments for 15 years, if the Participant has attained at least age 60 and the benefit is fully vested. Subject to paragraph 3, which sets forth the requirement to comply with non-competition and non-solicitation agreements, this benefit is scheduled to become vested as follows: 30% as of November 10, 2003, and an additional 10% on each November 9 thereafter, with all amounts fully vested on November 9, 2010 (assuming the Participant continues in the employment of Interpublic and its subsidiaries until this date).

3.

Non-Competition and Non-Solicitation.  For a period of two (2) years following the termination of the Participant's employment for any reason, the Participant shall not: (a) accept employment with or serve as a consultant, advisor or in any other capacity to an employer that is in competition with the business unit or units of Interpublic by which the Participant is employed (the "Business Unit"); (b) directly or indirectly, either on the Participant's own behalf or on behalf of any other person, firm or corporation, solicit or perform services for any account that is a client of the Business Unit at the time of the Participant's termination of employment with the Business Unit or that was a client of the Business Unit at any time within one year prior to the date of the Participant's termination of employment; (c) directly or indirectly employ or attempt to employ or assist anyone else to employ any person who is at such time or who was within the six-month period immediately prior to such time in the employ of the Business Unit. Breach by the Participant of such non-competition agreement or non-solicitation agreement shall result in the forfeiture of the Participant's vested benefit, and any monies already paid to the Participant shall be returned in full by the Participant to Interpublic.

The Participant acknowledges that these provisions are reasonable and necessary to protect Interpublic's legitimate business interests, and that these provisions do not prevent the Participant from earning a living. If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

4.

Payment Form Election.  Unless specified below (or otherwise specified in a valid election, submitted by the Participant to Interpublic's Human Resources Department at least 12 months before distribution under SERIP is scheduled to begin), the Participant's vested benefit shall be distributed in monthly payments for 15 years, as provided in the Plan Document.

If you would like to elect a payment form other than monthly payments for 15 years, check below.

____ I elect to receive my vested benefit in monthly payments for 10 years.

____ I elect to receive my vested benefit in a lump sum.

I understand that my vested benefit will be discounted, as provided in the Plan Document, to reflect the accelerated payout associated with the election of an optional payment form.

5.

Benefit Commencement Date.  As provided in the Plan Document, any election to commence the Participant's benefit before the first day of the month coincident with or next following the Participant's 60th birthday must be received by Interpublic's Human Resources Department at least 12 months before payments are scheduled to begin.

6.

Relationship to Plan Document.  This Participation Agreement is intended to be executed and administered in conjunction with the Plan Document. Where this Participation Agreement is silent, the terms and provisions in the Plan Document shall govern. To the extent that any term or provision in this Participation Agreement is inconsistent with a term or provision in the Plan Document, the term or provision in this Participation Agreement shall govern.

7.

Knowing and Voluntary Agreement.  The Participant has received and read the Plan Document. The Participant fully understands the terms of the Plan Document and of this Participation Agreement, and the Participant is entering this Participation Agreement voluntarily.

8.

Complete Statement.  This Participation Agreement shall be construed as a complete statement of the Participant's benefit and other rights under SERIP. Any change to the terms of this Participation Agreement or to the Participant's rights under SERIP shall be adopted by executing an amendment or supplement to the Plan Document or to this Participation Agreement.

                     IN WITNESS WHEREOF, Interpublic, by its duly authorized officer, and the Participant have caused this Participation Agreement to be executed.
Interpublic Group of Companies, Inc.	Participant

BY: /s/ Nicholas J. Camera	/s/ Brian J. Brooks
Nicholas J. Camera	Brian J. Brooks
Senior Vice President, General Counsel
and Secretary

DATE:	DATE:

Return to Interpublic's Law Department by December 10, 2003.

          THE INTERPUBLIC GROUP OF COMPANIES, INC.
          BENEFICIARY DESIGNATION: Senior Executive Retirement Income Plan

Participant's Name______________________________________ Soc. Sec. No: _______________________
Home Address ____________________________________________________________________________________________
City________________________________________________ State _____________________________Zip________________
Date of Birth _____________________________
Daytime Telephone Number ____________________ Evening Telephone Number _______________________
❑    Please check box if your address has changed within the last year.                                ❑ I am married.             ❑ I am not married.

Primary Beneficiary Designation
I hereby designate such of the following person(s) who shall survive me as my Primary Beneficiary(ies):

1.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
2.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
3.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
Total = 100%

Contingent Beneficiary Designation
If no Primary Beneficiary named above shall survive me, I designate such of the following person(s) who shall survive me as my Contingent Beneficiary(ies).
1.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
2.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
3.	Name	Relationship	Date of Birth	Percentage Share*
	Address		Social Security No.
Total = 100%

*If no percentage is designated, beneficiaries will share equally. If any of my Primary Beneficiaries (or, if applicable, my Contingent Beneficiaries), predecease me, his or her benefits will be shared among my surviving Primary (or, if applicable, Contingent) Beneficiaries in accordance with the proportionate shares of the surviving beneficiaries designated above or, if no percentage is designated, equally.

Consent of Spouse

If a party other than the participant's spouse is named as Primary Beneficiary above, this designation is valid only if the participant's spouse (if any) consents below to the participant's designation of the Primary Beneficiary(ies) and only if the spouse's consent is witnessed by a notary public.

I, ____________________________________, am the spouse of the above-named participant. I hereby consent to the designation of the Primary Beneficiary(ies) specified above.

                 Spouse's Signature                                                                                                                                   Date

STATE OF ________________ COUNTY OF: ______________ ss:

On __________________________, before me personally came ________________________________; to me known and known to me to be the individual described as the spouse herein who executed the foregoing consent and duly acknowledged to me that he/she freely executed same.

_______________________________________

Notary Public My Commission Expires:

Execution of Beneficiary Designation

Participant's Signature	Date

Exhibit (10)(b)(xi)(h)

SUPPLEMENTAL AGREEMENT

                    SUPPLEMENTAL AGREEMENT made as of November 10, 2003 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and BRIAN J. BROOKS ("Executive").

W I T N E S S E T H:

                    WHEREAS, Interpublic and Executive are parties to an Employment Agreement made as of November 18, 2002, as amended by Supplemental Agreements made as of April 7, 2003 and May 20, 2003 (hereinafter referred to as the "Agreement"); and

                    WHEREAS, Interpublic and Executive desire to amend the Agreement;

                    NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

        1.       Paragraph 3.01 of the Agreement is hereby amended, effective as of November 10, 2003, by deleting "and One Hundred Fifty Thousand Dollars ($150,000) in the form of an Executive Special Benefit Agreement ("ESBA") to be entered into between Interpublic and Executive".

        2.       A new Paragraph 4.04 shall be added to read as follows: "Executive will be entitled to participate in Interpublic's Senior Executive Retirement Income Plan ("SERIP"), pursuant to the terms of the SERIP and a SERIP Participation Agreement to be entered into, as of today's date, between Executive and Interpublic. Such Agreement shall provide for an annual benefit of Two Hundred Forty-Seven Thousand Five Hundred Dollars ($247,500) per annum, payable to Executive commencing at age 60."

        3.       A new Paragraph 5.04 shall be added to read as follows: "Effective as of today's date, Executive shall be granted such number of shares of Interpublic restricted common stock as shall equal an aggregate market value of $1,625,000. "Market Value" shall be calculated based on the average of the high and low price of a share of Interpublic Stock on the date of grant. These shares, when issued, shall be subject to full vesting on the seventh anniversary of the date of grant."

                    Except as hereinabove amended, the Agreement shall continue in full force and effect.

                    This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Nicholas J. Camera
Name: Nicholas J. Camera
Title: Senior Vice President, General
Counsel and Secretary

/s/ Brian J. Brooks
Brian J. Brooks

Exhibit 10(b)(xi)(i)

CONFIDENTIAL SEPARATION AGREEMENT AND GENERAL RELEASE

                          CONFIDENTIAL SEPARATION AGREEMENT AND GENERAL RELEASE between THE INTERPUBLIC GROUP OF COMPANIES, INC. ( "Interpublic ") and BRIAN J. BROOKS ( "Executive "). In consideration of the mutual covenants herein contained, the parties agree as follows:

                          1.       Termination of Employment.  Executive will resign from any and all positions that he holds at Interpublic or any subsidiary thereof effective February 27, 2004 ( "Termination Date "). Until such time, Executive will continue to make himself available to provide services to Interpublic consistent with his position, provided however that Executive will not provide his services from the corporate office after February 13, 2004.

                          2.       Severance Payment and Benefits.  Subject to Executive 's execution and non -revocation of, and compliance with this Agreement, Interpublic shall: (a) pursuant to the Employment Agreement, dated as of November 18, 2002, as amended as of April 7, 2003, May 20, 2003 and November 10, 2003 ( "Employment Agreement "), pay Executive his current annual base salary of $495,000 for a period of one (1) year from the Termination Date, subject to ordinary payroll withholding, ( "Severance Period "), (b) during the Severance Period, provide Executive with his current benefits including medical, life insurance, profit sharing, club, automobile and financial planning allowances, (c) during the Severance Period, continue to defer amounts due to Executive under the Senior Executive Retirement Income Plan Agreement ( "SERIP ") between Interpublic and the Executive, and (d) continue Executive 's eligibility for an award (for calendar year 2003) under Interpublic 's annual incentive plan. At the end of the Severance Period, Executive will be entitled to COBRA health coverage for a period of eighteen (18) months.

                          3.       Consulting Period.  In addition to the payments set forth in Section 2, Executive shall be retained by Interpublic to provide certain executive recruiting and human resource consulting services during the course of the Severance Period and for a period of one (1) year thereafter (such additional one year period being hereafter referred to as the "Consulting Period "). Such services shall be provided as requested by Interpublic, will be consistent with the level of assignments Executive currently has and will in all cases be subject to the prior approval of the Chief Operating Officer and/or the Chief Human Resource Officer of Interpublic or their designees.

          (a)       Subject to the provisions of Sections (b) (c) and (d) of this Agreement, the Executive shall be compensated for such services as follows: In connection with Executive 's services in areas other than executive recruitment, Executive 's time shall be billed at Four Hundred Dollars ($400.00) per hour. In connection with the recruitment of personnel, Executive shall be compensated in an amount equal to twenty -five percent (25%) of the first year 's total cash compensation of individuals placed as a result of Executive 's efforts. For purposes of calculating the fee, an individual 's compensation shall include base salary up to Five Hundred Thousand Dollars ($500,000) and bonuses. The fee shall be payable as follows: The first installment shall be paid upon assignment by Interpublic of a particular search. The second installment shall be payable forty -five (45) days from the start of the search and the third, due upon completion, will be adjusted to reflect the successful candidate 's actual base salary up to Five Hundred Thousand Dollars ($500,000). Each fee installment becomes non -refundable upon receipt. Interpublic may cancel a particular search at any time, however if any candidate introduced before cancellation of the search is hired within one (1) year after the cancellation date, the entire fee is due. If Interpublic should change or cancel the designated position within the first forty -five (45) days of the commencement of a particular search the first installment will be due (a significant change in the job description or title is considered a change in the search, and entails the need for a new assignment). If Interpublic changes or cancels the designated position within the second forty -five (45) days of the contract period, the second installment will also be due. Additional hires (as defined below) shall be billed at twenty -five percent (25%) of the first year 's total cash compensation of the individual hired up to a salary of Five Hundred Thousand Dollars ($500,000). An "additional hire " is defined as the employment by Interpublic (including freelance, consulting, full -time or part -time employee) of any individual whom Executive has identified, within one (1) year of making such introduction. (Notwithstanding the foregoing, Executive 's services provided in connection with the recruitment of individuals listed on Exhibit A attached hereto shall be paid at the aforementioned hourly rate and not as a percentage of compensation.) Executive shall submit monthly time sheets for hours worked or fees earned on Interpublic business to the Chief Operating Officer of Interpublic. Amounts owed to Executive, if any, will be paid within thirty (30) days of the reconciliation outlined in Sections (c) and (d) below.

          (b)       Interpublic and Executive shall agree in advance as to the scope of each assignment and the appropriate method of compensation (i.e., hours or fees). In the event the assignment is a fee -based assignment, the salary level and job description shall be agreed upon at such time.

          (c)       During the Severance Period, Executive will receive consulting fees earned to the extent they are in excess of his base salary, up to a total maximum annual aggregate compensation during that period (exclusive of bonus amounts, if any) of Seven Hundred Thousand Dollars ($700,000). Fees/commissions will be reconciled against base salary within thirty (30) days of the end of each quarter and a final reconciliation undertaken within thirty (30) days of the end of the Severance Period. Amounts paid in excess of base salary will not be subject to withholding and Executive will be provided with a 1099 for such amounts.

          (d)       During the Consulting Period, Executive shall be compensated for all fees earned by him in connection with Interpublic business, with a guaranteed minimum annual compensation of Four Hundred Thousand Dollars ($400,000). Such minimum guaranteed amount will be paid in equal monthly installments and reconciled within thirty (30) days of the end of each quarter against hourly fees/commissions earned during each quarter. A final reconciliation will be conducted within thirty (30) days of the end of the Consulting Period. Such amounts will not be subject to withholding and Executive will be provided with a 1099 for such amounts.

          (e)       Executive shall be entitled to reimbursement of pre -approved expenses incurred in connection with the provision of consulting services. Where Interpublic and Executive agree on an assignment, Interpublic and Executive will also agree on a sufficient expense budget for Executive to successfully complete the assignment.

(f) Executive shall be entitled to retain the cellular phone and lap -top computer currently in his possession but the expense of maintaining those services shall be borne by Executive.

(g) The above -referenced payments exceed in value any payments to which Executive may otherwise be entitled.

                          4.       Interpublic Stock.

          (a)       Interpublic restricted stock currently held by Executive will continue to vest during the Severance Period, and will be released pro -rata at the end of that period in accordance with Exhibit B attached hereto. In addition, at the end of the additional restriction period contemplated by Section 14, and assuming full compliance by Executive with the provision of that Section, Executive shall be entitled to full vesting of the 102,233 shares of Interpublic restricted stock granted to Executive on November 10, 2003.

          (b)       All options to acquire shares of Interpublic stock currently held by Executive will continue to vest through the end of the Severance Period in accordance with Exhibit B attached hereto. Options will be exercisable on a pro -rated basis in accordance with their terms by Executive for a period of ninety (90) days following the end of the Severance Period.

          (c)       At the end of the Severance Period, Executive will be entitled to a pro -rata portion of units awarded to him under Interpublic 's LTPIP in accordance with Exhibit B attached hereto and shall be payable in accordance with the terms of that Plan.

          (d)       All shares of Interpublic restricted stock currently held by Executive shall vest on a "Change of Control ", as defined in the Executive Severance Agreement previously entered into between Executive and Interpublic.

                          5.       Release of Claims.  By signing this Agreement and Release, Executive, on behalf of himself and his current, former, and future heirs, executors, administrators, attorneys, agents and assigns, releases and waives all legal claims in law or in equity of any kind whatsoever that Executive has or may have against Interpublic, its parents, subsidiaries and affiliates, and their respective officers, directors, employees, shareholders, members, agents, attorneys, trustees, fiduciaries, representatives, benefit plans and plan administrators, successors and/or assigns, and all persons or entities acting by, through, under, or in concert with any or all of them (collectively, the "Releasees"). This release and waiver covers all rights, claims, actions and suits of all kinds and descriptions that Executive now has or has ever had, whether known or unknown or based on facts now known or unknown, fixed or contingent, against the Releasees, occurring from the beginning of time up to and including the date that Executive executes this Agreement and Release, including, without limitation:

(a) any claims for wrongful termination, defamation, invasion of privacy, intentional infliction of emotional distress, or any other common law claims;

(b) any claims for the breach of any written, implied or oral contract between Executive and Interpublic, including but not limited to any contract of employment;

          (c)       any claims of discrimination, harassment or retaliation based on such things as age, national origin, ancestry, race, religion, sex, sexual orientation, or physical or mental disability or medical condition;

          (d)       any claims for payments of any nature, including but not limited to wages, overtime pay, vacation pay, severance pay, commissions, bonuses and benefits or the monetary equivalent of benefits, but not including any claims for unemployment or workers ' compensation benefits, or for the consideration being provided to Executive pursuant to Paragraphs 2, 3, 4 or 5 of this Agreement, or for the payments and benefits to which Executive is entitled under the employee benefit plans of Interpublic; and

          (e)       all claims that Executive has or that may arise under the common law and all federal, state and local statutes, ordinances, rules, regulations and orders, including but not limited to any claim or cause of action based on the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Family and Medical Leave Act, the Americans with Disabilities Act, the Civil Rights Acts of 1866, 1871 and 1991, the Rehabilitation Act of 1973, the National Labor Relations Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, the Vietnam Era Veterans ' Readjustment Assistance Act of 1974, Executive Order 11246, and any state laws governing employee rights, as each of them has been or may be amended.

This release and waiver does not release Interpublic from its obligations under this Agreement and Release. This Agreement and Release shall be binding upon and inure to the benefit of Executive and the Releasees and any other individual or entity who may claim any interest in the matter through Executive. Executive also acknowledges that he has not assigned any of his rights to make the aforementioned claims or demands. Executive also acknowledges and represents that he has not filed nor will he file any lawsuits based on claims or demands that he has released herein.

                          6.       Attorney Review.  Executive is hereby advised that he should consult with an attorney prior to executing this Agreement.

                          7.       Review Period.  Executive is also advised that he has twenty -one (21) days from the date this Agreement is delivered to him within which to consider whether he will sign it.

                          8.       Revocation Period.  If Executive signs this Agreement, he acknowledges that he understands that he may revoke this Agreement within seven (7) days after he has signed it by notifying Interpublic in writing that he has revoked this Agreement. Such notice shall be addressed to: Christopher J. Coughlin, Chief Operating Officer, The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, New York 10020. This Agreement shall not be effective or enforceable in accordance with its terms until the 7 -day revocation period has expired.

                          9.       Employment with Another IPG Agency.  In the event Executive accepts employment with any company owned or controlled by Interpublic during the period in which payments are being made pursuant to this Agreement, all such payments shall cease upon commencement of such employment.

                         10.       Intellectual Property Rights.  Executive acknowledges and agrees that all concepts, writings and proposals submitted to and accepted by Interpublic ( "Intellectual Property ") which relate to the business of Interpublic and which have been conceived or made by him during the period of his employment, either alone or with others are the sole and exclusive property of Interpublic or its clients. As of the date hereof, Executive hereby assigns in favor of Interpublic all the Intellectual Property covered by this paragraph. On or subsequent to the date hereof, Executive shall execute any and all other papers and lawful documents required or necessary to vest sole rights, title and interest in Interpublic or its nominee of the Intellectual Property.

                         11.       Non -Admission.  This Agreement and Release shall not in any way be construed as an admission by the Company of any liability for any reason, including, without limitation, based on any claim that the Company has committed any wrongful or discriminatory act.

                         12.       Non -Disparagement.  Each party agrees not to, and Interpublic agrees to cause its officers, members of its board of directors, its consultants and its other agents not to, say, write or cause to be said or written, any statement that may be considered defamatory, derogatory or disparaging of the other. Interpublic and the Executive agree to develop a mutually acceptable communications plan for external and internal use regarding Executive 's departure from Interpublic as well as a form of reference. Executive and his advisors will be given a reasonable opportunity to review and comment on the internal and external communications plan with respect to all references to Executive and the form of reference, and Interpublic will accept all reasonable requests from Executive in that regard.

                         13.       Confidentiality/Company Property.  Executive acknowledges that he has had access to confidential, proprietary business information of Interpublic as a result of employment, and Executive hereby agrees not to use such information personally or for the benefit of others. Executive also agrees not to disclose to anyone any confidential information at any time in the future so long as it remains confidential. Executive further agrees to keep the terms and the existence of this Agreement and Release confidential and not to discuss it with anyone other than his attorney, tax advisor, spouse, or as may be required by law. Except as provided herein Executive represents that he has returned all Interpublic property in his possession.

                         14.       Non -Solicitation of Clients and Employees.  During the Severance Period and the Consulting Period the Executive shall not: (a) accept employment with or serve as a consultant, advisor or in any other capacity to Omnicom, WPP, Publicis, Grey Advertising or Havas or any of their respective subsidiaries, affiliates or operating entities; (b) directly or indirectly, either on the Executive 's own behalf or on behalf of any other person, firm or corporation, solicit or perform services for any account that is a client of Interpublic or any of its subsidiaries at the time of the Executive 's termination of employment with Interpublic or that was a client of Interpublic or any of its subsidiaries at any time within one year prior to the date of the Executive 's termination of employment; (c) directly or indirectly employ or attempt to employ or assist anyone else to employ any person who is at such time or who was within the six -month period immediately prior to such time in the employ of Interpublic or any of its subsidiaries. In addition, and in exchange for the consideration set forth in Section 4 hereof, for an additional two -year period (i.e. through January 31, 2008), Executive agrees to abide by the provisions of section (c) of this Section 14.

                         15.       Termination.  Executive shall be entitled to terminate this Agreement upon sixty (60) days written notice to Interpublic. In such event, Interpublic shall have no further obligation to Executive beyond the termination date set by Executive (other than any unpaid severance amounts to which Executive would otherwise have been entitled under the Employment Agreement) and all stock and other benefits shall vest, in accordance with Interpublic 's standard policies, as of that termination date.

                         16.       Entire Agreement; No Other Promises.  Executive hereby acknowledges and represents that this Agreement and Release contains the entire agreement between Executive and Interpublic, and, except as provided herein, it supersedes any and all previous agreements concerning the subject matter hereof. Executive further acknowledges and represents that neither Interpublic nor any of its agents, representatives or employees have made any promise, representation or warranty whatsoever, express, implied or statutory, not contained herein, concerning the subject matter hereof, to induce Executive to execute this Agreement and Release, and Executive acknowledges that he has not executed this Agreement and Release in reliance on any such promise, representation or warranty.

                         17.       Equitable Relief.  Each party acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, and agrees that the other shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach. It is also agreed that, in addition to any other remedies, in the event of a material breach of this Agreement by Executive, Interpublic may withhold and retain all or any portion of the severance payments.

                         18.       Severability.  If any term or condition of this Agreement and Release shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, this Agreement and Release shall be construed without such term or condition. If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

                         19.       Choice of Law and Forum.  This Agreement and Release shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard to its choice of law provisions.

                         20.       Arbitration.  Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive 's employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Employment Dispute Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in New York, New York.

                         21.       Binding Effect.  This Agreement shall be binding on, and shall inure to the benefit of, Interpublic and its successors. This Agreement shall also inure to the benefit of Executive 's heirs, executors, beneficiaries and legal representatives.

                         22.       Amendment.  This Agreement and Release may not be amended or modified in any way, except pursuant to a written instrument signed by both parties.

HAVING READ AND UNDERSTOOD THE RELEASE, CONSULTED COUNSEL OR VOLUNTARILY ELECTED NOT TO CONSULT COUNSEL, AND HAVING HAD SUFFICIENT TIME TO CONSIDER WHETHER TO ENTER INTO THIS AGREEMENT AND RELEASE, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AND RELEASE AS OF THE DAY AND YEAR FIRST WRITTEN BELOW
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Nicholas J. Camera
Name: Nicholas J. Camera
Title: Senior Vice President, General
Counsel and Secretary

/s/ Brian J. Brooks
Brian J. Brooks

Exhibit A

Major Projects

McCann WorldGroup

CCO Campbell Mithun
Regional Director Asia Pac
President MRM Worldwide
Global head Planning and Budgeting
Ops director EMEA
Global Strategy leader : Microsoft
President/COO McCann Global Healthcare
Latin American Regional Succession

Gotham

Stone Roberts Successor

Campbell -Ewald

Exec Creative Officer : Chevrolet

FCB

Brendan Successor (I am unlikely to play a lead role, but they need my help with candidates)

CMG

CEO FutureBrand (probably complete)
President Golin Harris NY
Head of Brand consulting -Europe

Initiative

WW president

Lowe + Draft

CEO:  HSBC Relationship (hopefully)

I think this is about it, other than the financial positions here and at the Partnership.

Exhibit B

*	Stock Options

The following stock options will be available to Mr. Brooks on or before his termination on February 28, 2005 (includes one year severance). He will have 90 days from February 28, 2005 to exercise these options.

		Options	Exercise	Exercisable
	Grant Date	Granted	Price	2/28/2005
	11/18/2002	40,000	$14.0150	12,000
	11/18/2002	16,000	$14.0150	16,000	(LTPIP 02 -04)
	3/26/2003	20,000	$ 9.6400	6,388
	11/18/2003	4,800	$14.8250	1,000
		80,800		35,388

*	Restricted Stock

	The following restricted shares will be released to Mr. Brooks on his date of termination on February 28, 2005 (includes one year severance).

		Lapse	Shares	Released Upon
	Grant Date	Date	Granted	Termination

	4/1/2003	4/1/2004	8,333	8,333
	4/1/2003	4/1/2005	8,333	7,985
	4/1/2003	4/1/2006	8,334	5,324
	11/18/2003	11/18/2008	2,400	600
	11/10/2003	11/10/2010	102,233	18,255
	11/18/2002	11/18/2004	3,900	3,900
	11/18/2002	11/18/2005	21,300	15,975
			154,833	60,372

*	LTPIP

                         Mr. Brooks is a participant in the 2003 -2005 LTPIP periods tied to the performance of Interpublic. He was granted 5,000 units in that performance period. We are requesting 3,611 units from the Compensation and Professional Development Committee. Payment, if any, will be made in accordance with other executives payments.

Exhibit 10(b)(xiii)(g)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                    AGREEMENT made as of May 16, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and GUNNAR WILMOT (hereinafter referred to as "Executive").

W I T N E S S E T H:

                    WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                    WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                    NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

Death and Special Retirement Benefits

                    1.01      For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                    1.02     The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Forty Five Thousand Dollars ($45,000) if Executive is in the employ of the Corporation at that time.

                    1.03      If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Forty Five Thousand Dollars ($45,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installment thereafter.

                    1.04      If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate Forty Five Thousand Dollars ($45,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                    1.05      If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate

On or after 55th birthday but prior to 56th birthday	$23,400
On or after 56th birthday but prior to 57th birthday	$29,250
On or after 57th birthday but prior to 58th birthday	$34,650
On or after 58th birthday but prior to 59th birthday	$40,950
On or after 59th birthday but prior to 60th birthday	$42,750

                    1.06      If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                    1.07      For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                    1.08      If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

ARTICLE II

Alternative Deferred Compensation

                    2.01      If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-fifth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Forty Five Thousand Dollars ($45,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation with a maximum payment of Three Hundred Sixty Thousand Dollars ($360,000). Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                    2.02      The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the date of termination, up to a maximum of ninety-six (96) months.

                    2.03      If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                    2.04      It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III

Non-solicitation of Clients or Employees

                    3.01      Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve (12) months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV

Assignment

                    4.01      This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V

Contractual Nature of Obligation

                    5.01      The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI

Applicable Law

                    6.01      This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Brian J. Brooks
Brian J. Brooks
Executive Vice President,
Human Resources

/s/ Gunnar Wilmot
Gunnar Wilmot

Signed as of November 6, 2003

Exhibit 10(d)(v)

AMENDMENT NO. 4 TO THE
AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT

Dated as of November 5, 2003

                                 AMENDMENT NO. 4 TO THE FIVE-YEAR CREDIT AGREEMENT among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as administrative agent (the "Agent") for the Lenders.

                                 PRELIMINARY STATEMENTS:

                                 (1)       The Company, the Lenders and the Agent have entered into a Five-Year Credit Agreement dated as of June 27, 2000 and amended and restated as of December 31, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                                 (2)       The Company, the Required Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

                                 SECTION 1.       Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) The definition of "EBITDA" in Section 1.01 is amended by (i) replacing the word "and" immediately before "(l)" with a comma and (ii) including the phrase "and (m) cash payments made by the Company with respect to the fiscal periods ending September 30, 2003, December 31, 2003 and March 31, 2004, relating to the matters set forth on Schedule A" immediately before the phrase ", in each case determined in accordance with GAAP for such period".

(b) Schedule A is added to read as set forth on Schedule A to this Amendment.

                                 SECTION 2.       Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (i) counterparts of this Amendment executed by the Company, Ammirati Puris Lintas K.K. and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (ii) a copy of the attached Consent executed by each Subsidiary Guarantor.

                                 SECTION 3.       Representations and Warranties of the Company.  The Company represents and warrants as follows:

                                 (a)       Each Borrower is a corporation duly organized, validly existing and, in the case of the Company, in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

                                 (b)       The execution, delivery and performance by each Borrower of this Amendment and the Credit Agreement and each of the Notes to which it is a party, as amended hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of law or regulation applicable to such Borrower or of the certificate of incorporation of such Borrower or of any judgment, injunction, order, decree, material agreement or other instrument binding upon such Borrower or result in the creation or imposition of any Lien on any asset of such Borrower or any of its Consolidated Subsidiaries.

                                 (c)       No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by each Borrower of this Amendment or the Credit Agreement and the Notes to which it is a party, as amended hereby, except the possibility of a post-facto filing under the Japanese Foreign Exchange and Trade Control Law (Law No. 228 of 1949, as amended).

                                 (d)       This Amendment has been duly executed and delivered by each Borrower. This Amendment and each of the Credit Agreement and the Notes to which each Borrower is a party, as amended hereby, are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

                                 (e)       There is no action, suit, investigation, litigation or proceeding pending against, or, to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement or any Note, as amended hereby, or the consummation of the transactions contemplated hereby.

                                 SECTION 4.       Reference to and Effect on the Credit Agreement and the Notes.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes or the Designation Agreement related to Ammirati Puris Lintas K.K., to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                                 (b)       The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                                 (c)       The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                                 SECTION 5.       Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                                 SECTION 6.        Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                                 SECTION 7.       Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Steven Berns
Title: Treasurer

AMMIRATI PURIS LINTAS K.K.

By /s/ Steven Berns
Title: Treasurer

CITIBANK, N.A.,

as Agent and as Lender
By /s/ Julio Ojea Quintana
Title: Director

BANK, ONE, NA

By /s/ Rick Howard
Title: Vice President

BANK OF AMERICA, N.A.

By /s/ John E. Williams
Title: Managing Director

THE BANK OF NEW YORK

By /s/ Brendan T. Nedzi
Title: Senior Vice President

BARCLAYS BANK PLC

By /s/ Simon Leach
Title: Relationship Director

JPMORGAN CHASE BANK

By /s/ Rebecca Vogel
Title: Vice President

CREDIT AGRICOLE INDOSUEZ

By /s/ Phillip J. Salter
Title: Vice President

By /s/ Paul A. Dytrych
Title: Senior Relationship Director

FLEET NATIONAL BANK

By /s/ Thomas J. Levy
Title: Senior Vice President

HSBC BANK USA

By
Title:

KEYBANK NATIONAL ASSOCIATION

By /s/ Francis Lutz
Title: Vice President

LLOYDS TSB BANK PLC
By /s/ Windsor R. Davies
Title: Director

By /s/ Richard M. Heath
Title: Vice President

SUNTRUST BANK

By /s/ Heidi M. Khambatta
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By /s/ Steven L. Hipsman
Title: Director

CONSENT

Dated as of November 5, 2003

                                The undersigned, each a Guarantor under the Guaranty dated as of August 15, 2003 (the "Subsidiary Guaranty") in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty and each other Loan Document to which the undersigned is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

McCann-Erickson USA, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	TM Holdings, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Torre Lazur Healthcare Group, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	McCann Relationship Marketing, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Treasurer

Gillespie, Advertising, Magazine Marketing & Public Relations, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	The Gotham Group, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Assistant Treasurer

Campbell Mithun, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	FCB Worldwide L.L.C. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Hill, Holliday, Connors, Cosmopulos, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Campbell-Ewald Company By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Deutsch Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Lowe Group Holdings, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Treasurer

Draft, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Integrated Communications Corp. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Dailey & Associates By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Bozell Group, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Advantage International Holdings, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Jack Morton Worldwide Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Kaleidoscope Sports and Entertainment L.L.C. By: /s/ Steven Berns Name: Steven Berns Title: Manager	Initiative Media Worldwide, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Assistant Treasurer

Newspaper Services of America, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Wahlstrom Group L.L.C. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Carmichael Lynch, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	The Cassidy Companies, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Weber Shandwick Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	The FutureBrand Company, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Exhibit 10(d)(vi)

AMENDMENT NO. 5 TO THE
AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT

Dated as of November 18, 2003

                     AMENDMENT NO. 5 TO THE AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as administrative agent (the "Agent") for the Lenders.

                     PRELIMINARY STATEMENTS:

                     (1)       The Company, the Lenders and the Agent have entered into a Five-Year Credit Agreement dated as of June 27, 2000 and amended and restated as of December 31, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                     (2)       The Company, the Required Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

                     SECTION 1.     Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                     (a)       Section 5.02(g) of the Credit Agreement is amended in full to read as follows:

          (g)       Restricted Payments. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any shares of its common stock now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets, equity interests, obligations or securities to its stockholders as such (any of the foregoing, a "Restricted Payment"), except that, so long as no Default shall have occurred and be continuing at the time of any action described in clause (i), (ii), (iii), (iv), (v) or (vi) below or would result therefrom, the Company may (i) declare and pay dividends and distributions payable either only in common stock of the Company or in a combination of common stock of the Company and cash to the extent permitted by clauses (iv), (v) or (vi) below, (ii) purchase, redeem, retire, defease or otherwise acquire shares of its capital stock (A) with the proceeds received contemporaneously from the issue of new shares of its capital stock with equal or inferior voting powers, designations, preferences and rights or (B) in connection with the exercise of options by the employees of the Company or its Subsidiaries, (iii) issue preferred stock (or the right to purchase preferred stock) of the Company in connection with a stockholders' rights plan, (iv) declare and pay cash dividends in an aggregate amount not exceeding $45,000,000 in any year with respect to any preferred stock of the Company that is convertible into common stock of the Company within 48 months following the issuance thereof, (v) make Restricted Payments in an aggregate amount of not more than $25,000,000 in any calendar year and (vi) from and after the date EBITDA for the four fiscal quarters most recently ended is at least (A) $1,000,000,000, make Restricted Payments in an aggregate amount of not more than $100,000,000 in any calendar year, (B) $1,200,000,000, make Restricted Payments in an aggregate amount of not more than $150,000,000 in any calendar year or (C) $1,300,000,000, make any Restricted Payments without limitation.

                     (b)       The definition of "Interest Expense" in Section 1.01 is amended in full to read as follows:

                     "Interest Expense" means, for any period, without duplication, (i) interest expense (including the interest component on obligations under capitalized leases), whether paid or accrued, on all Debt of the Company and its Consolidated Subsidiaries and (ii) only for purposes of Section 5.03(a)(ii), cash dividends, whether paid or accrued, on any preferred stock of the Company that is convertible into common stock of the Company within 48 months following the issuance thereof, in each case for such period.

                     SECTION 2.     Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (i) counterparts of this Amendment executed by the Company, Ammirati Puris Lintas K.K. and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (ii) a copy of the attached Consent executed by each Subsidiary Guarantor.

                     SECTION 3.     Representations and Warranties of the Company.  The Company represents and warrants as follows:

                     (a)  Each Borrower is a corporation duly organized, validly existing and, in the case of the Company, in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

                     (b)  The execution, delivery and performance by each Borrower of this Amendment and the Credit Agreement and each of the Notes to which it is a party, as amended hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of law or regulation applicable to such Borrower or of the certificate of incorporation of such Borrower or of any judgment, injunction, order, decree, material agreement or other instrument binding upon such Borrower or result in the creation or imposition of any Lien on any asset of such Borrower or any of its Consolidated Subsidiaries.

                     (c)  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by each Borrower of this Amendment or the Credit Agreement and the Notes to which it is a party, as amended hereby, except the possibility of a post-facto filing under the Japanese Foreign Exchange and Trade Control Law (Law No. 228 of 1949, as amended).

                     (d)  This Amendment has been duly executed and delivered by each Borrower. This Amendment and each of the Credit Agreement and the Notes to which each Borrower is a party, as amended hereby, are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

                     (e)  There is no action, suit, investigation, litigation or proceeding pending against, or, to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement or any Note, as amended hereby, or the consummation of the transactions contemplated hereby.

                     SECTION 4.     Reference to and Effect on the Credit Agreement and the Notes.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes or the Designation Agreement related to Ammirati Puris Lintas K.K., to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                     (b)  The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                     (c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                     SECTION 5.     Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                     SECTION 6.     Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                     SECTION 7.     Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Steven Berns
Title: Vice President and Treasurer

AMMIRATI PURIS LINTAS K.K.

By /s/ Steven Berns
Title: Vice President and Treasurer

CITIBANK, N.A.,
as Agent and as Lender

By /s/ Julio Ojea Quintana
Title: Director

BANK, ONE, NA

By /s/ Richard R. Howard
Title: Vice President

BANK OF AMERICA, N.A.

By /s/ Robert Mauriello
Title: Principal

THE BANK OF NEW YORK

By /s/ Brendan T. Nedzi
Title: Senior Vice President

BARCLAYS BANK PLC

By /s/ Simon Leach
Title: Relationship Director

JPMORGAN CHASE BANK

By /s/ Rebecca Vogel
Title: Vice President

CREDIT AGRICOLE INDOSUEZ

By
Title:

FLEET NATIONAL BANK

By /s/ Thomas J. Levy
Title: Senior Vice President

HSBC BANK USA

By /s/ Johan Sorensson
Title: First Vice President

KEYBANK NATIONAL ASSOCIATION

By /s/ Francis W. Lutz
Title: Vice President

LLOYDS TSB BANK PLC

By /s/ Windsor R. Davies
Title: Director

By: /s/ Richard M. Heath
Title: Vice President

SUNTRUST BANK

By /s/ Heidi M. Khambatta
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By /s/ Steven L. Hipsman
Title: Director

CONSENT

Dated as of November 18, 2003

                    The undersigned, each a Guarantor under the Guaranty dated as of August 15, 2003 (the "Subsidiary Guaranty") in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty and each other Loan Document to which the undersigned is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.
McCann-Erickson USA, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	TM Holdings, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Torre Lazur Healthcare Group, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	McCann Relationship Marketing, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Treasurer

Gillespie, Advertising, Magazine Marketing & Public Relations, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	The Gotham Group, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Assistant Treasurer

Campbell Mithun, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	FCB Worldwide L.L.C. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Hill, Holliday, Connors, Cosmopulos, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Campbell-Ewald Company By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Deutsch Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Lowe Group Holdings, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Treasurer

Draft, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Integrated Communications Corp. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Dailey & Associates By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Bozell Group, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Advantage International Holdings, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Jack Morton Worldwide Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Kaleidoscope Sports and Entertainment L.L.C. By: /s/ Steven Berns Name: Steven Berns Title: Manager	Initiative Media Worldwide, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Assistant Treasurer

Newspaper Services of America, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Wahlstrom Group L.L.C. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Carmichael Lynch, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	The Cassidy Companies, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Weber Shandwick Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	The FutureBrand Company, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Exhibit 10(d)(ix)

AMENDMENT NO. 3 TO THE
364-DAY CREDIT AGREEMENT

Dated as of November 5, 2003

                    AMENDMENT NO. 3 TO THE 364-DAY CREDIT AGREEMENT among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as administrative agent (the "Agent") for the Lenders.

                    PRELIMINARY STATEMENTS:

                    (1)       The Company, the Lenders and the Agent have entered into a 364-Day Credit Agreement dated as of May 15, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                    (2)       The Company, the Required Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

                    SECTION 1.       Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                    (a)       The definition of "EBITDA" in Section 1.01 is amended by (i) replacing the word "and" immediately before "(l)" with a comma and (ii) including the phrase "and (m) cash payments made by the Company with respect to the fiscal periods ending September 30, 2003, December 31, 2003 and March 31, 2004, relating to the matters set forth on Schedule A" immediately before the phrase ", in each case determined in accordance with GAAP for such period".

                    (b)       Schedule A is added to read as set forth on Schedule A to this Amendment.

                    SECTION 2.       Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (i) counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (ii) a copy of the attached Consent executed by each Subsidiary Guarantor.

                    SECTION 3.       Representations and Warranties of the Company.  The Company represents and warrants as follows:

                    (a)       The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

                    (b)       The execution, delivery and performance by the Company of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

                    (c)       No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of this Amendment or the Credit Agreement and the Notes, as amended hereby.

                    (d)       This Amendment has been duly executed and delivered by the Company. This Amendment and each of the Credit Agreement and the Notes, as amended hereby, are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

                    (e)       There is no action, suit, investigation, litigation or proceeding pending against, or, to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement or any Note, as amended hereby, or the consummation of the transactions contemplated hereby.

                    SECTION 4.       Reference to and Effect on the Credit Agreement and the Notes.  a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                    (b)       The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                    (c)       The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                    SECTION 5.       Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                    SECTION 6.       Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                    SECTION 7.       Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Steven Berns
Title: Treasurer

CITIBANK, N.A.,
as Agent and as Lender

By /s/ Julio Ojea Quintana
Title: Director

JPMORGAN CHASE BANK

By /s/ Rebecca Vogel
Title: Vice President

HSBC BANK USA

By
Title:

KEYBANK NATIONAL ASSOCIATION

By /s/ Francis Lutz
Title: Vice President

UBS AG, CAYMAN ISLANDS BRANCH

By /s/ Wilfred V. Saint
Title: Associate Director

By /s/ Thomas R. Salzano
Title: Director

LLOYDS TSB BANK PLC

By /s/ Windsor R. Davies
Title: Director

By /s/ Richard M. Heath
Title: Vice President

BARCLAYS BANK PLC

By /s/ Simon Leach
Title: Relationship Director

FLEET NATIONAL BANK

By /s/ Thomas J. Levy
Title: Senior Vice President

ING BANK

By
Title:

ROYAL BANK OF CANADA

By /s/ Suzanne Kaicher
Title: Manager

WESTPAC BANKING CORPORATION

By
Title:

CONSENT

Dated as of November 5, 2003

                         The undersigned, each a Guarantor under the Guaranty dated as of August 15, 2003 (the "Subsidiary Guaranty") in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty and each other Loan Document to which the undersigned is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.
McCann-Erickson USA, Inc.	TM Holdings, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Torre Lazur Healthcare Group, Inc.	McCann Relationship Marketing, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Treasurer

Gillespie, Advertising, Magazine Marketing & Public Relations, Inc.	The Gotham Group, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Assistant Treasurer

Campbell Mithun, Inc.	FCB Worldwide L.L.C.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Hill, Holliday, Connors, Cosmopulos, Inc.	Campbell-Ewald Company

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Deutsch Inc.	Lowe Group Holdings, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Treasurer

Draft, Inc.	Integrated Communications Corp.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Dailey & Associates	Bozell Group, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Advantage International Holdings, Inc.	Jack Morton Worldwide Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Kaleidoscope Sports and Entertainment L.L.C.	Initiative Media Worldwide, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Manager	Title: Vice President and Assistant Treasurer

Newspaper Services of America, Inc.	Wahlstrom Group L.L.C.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Carmichael Lynch, Inc.	The Cassidy Companies, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Weber Shandwick Inc.	The FutureBrand Company, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Exhibit 10(d)(x)

AMENDMENT NO. 4 TO THE
364-DAY CREDIT AGREEMENT

Dated as of November 18, 2003

                    AMENDMENT NO. 4 TO THE 364-DAY CREDIT AGREEMENT among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as administrative agent (the "Agent") for the Lenders.

                    PRELIMINARY STATEMENTS:

                    (1)       The Company, the Lenders and the Agent have entered into a 364-Day Credit Agreement dated as of May 15, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                    (2)       The Company, the Required Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

                    SECTION 1.       Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                    (a)       Section 5.02(g) of the Credit Agreement is amended in full to read as follows:

        (g)       Restricted Payments. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any shares of its common stock now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets, equity interests, obligations or securities to its stockholders as such (any of the foregoing, a "Restricted Payment"), except that, so long as no Default shall have occurred and be continuing at the time of any action described in clause (i), (ii), (iii), (iv), (v) or (vi) below or would result therefrom, the Company may (i) declare and pay dividends and distributions payable either only in common stock of the Company or in a combination of common stock of the Company and cash to the extent permitted by clauses (iv), (v) or (vi) below, (ii) purchase, redeem, retire, defease or otherwise acquire shares of its capital stock (A) with the proceeds received contemporaneously from the issue of new shares of its capital stock with equal or inferior voting powers, designations, preferences and rights or (B) in connection with the exercise of options by the employees of the Company or its Subsidiaries, (iii) issue preferred stock (or the right to purchase preferred stock) of the Company in connection with a stockholders' rights plan, (iv) declare and pay cash dividends in an aggregate amount not exceeding $45,000,000 in any year with respect to any preferred stock of the Company that is convertible into common stock of the Company within 48 months following the issuance thereof, (v) make Restricted Payments in an aggregate amount of not more than $25,000,000 in any calendar year and (vi) from and after the date EBITDA for the four fiscal quarters most recently ended is at least (A) $1,000,000,000, make Restricted Payments in an aggregate amount of not more than $100,000,000 in any calendar year, (B) $1,200,000,000, make Restricted Payments in an aggregate amount of not more than $150,000,000 in any calendar year or (C) $1,300,000,000, make any Restricted Payments without limitation.

                    (b)       The definition of "Interest Expense" in Section 1.01 is amended in full to read as follows:

                    "Interest Expense" means, for any period, without duplication, (i) interest expense (including the interest component on obligations under capitalized leases), whether paid or accrued, on all Debt of the Company and its Consolidated Subsidiaries and (ii) only for purposes of Section 5.03(a)(ii), cash dividends, whether paid or accrued, on any preferred stock of the Company that is convertible into common stock of the Company within 48 months following the issuance thereof, in each case for such period.

                    SECTION 2.       Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (i) counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (ii) a copy of the attached Consent executed by each Subsidiary Guarantor.

                    SECTION 3.       Representations and Warranties of the Company.  The Company represents and warrants as follows:

                    (a)       The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

                    (b)       The execution, delivery and performance by the Company of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

                    (c)       No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of this Amendment or the Credit Agreement and the Notes, as amended hereby.

                    (d)       This Amendment has been duly executed and delivered by the Company. This Amendment and each of the Credit Agreement and the Notes, as amended hereby, are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

                    (e)       There is no action, suit, investigation, litigation or proceeding pending against, or, to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement or any Note, as amended hereby, or the consummation of the transactions contemplated hereby.

                    SECTION 4.       Reference to and Effect on the Loan Documents.  a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                    (b)       The Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                    (c)       The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

                    SECTION 5.       Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                    SECTION 6.       Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                    SECTION 7.       Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Steven Berns
Title: Treasurer

CITIBANK, N.A., as Agent and as Lender

By /s/ Julio Ojea Quintana
Title: Director

JPMORGAN CHASE BANK

By /s/ Rebecca Vogel
Title: Vice President

HSBC BANK USA

By /s/ Johan Sorensson
Title: First Vice President

KEYBANK NATIONAL ASSOCIATION

By /s/ Francis W.Lutz
Title: Vice President

UBS AG, CAYMAN ISLANDS BRANCH

By /s/ Wilfred V. Saint
Title: Associate Director

By /s/ Thomas R. Salzano
Title: Director

LLOYDS TSB BANK PLC

By /s/ Windsor R. Davies
Title: Director

By /s/ Richard M. Heath
Title: Vice President

BARCLAYS BANK PLC

By /s/ Simon Leach
Title: Relationship Director

FLEET NATIONAL BANK

By /s/ Thomas J. Levy
Title: Senior Vice President

ING BANK

By /s/ William C. James
Title: Managing Director

ROYAL BANK OF CANADA

By /s/ Suzanne Kaicher
Title: Manager

WESTPAC BANKING CORPORATION

By
Title:

CONSENT

Dated as of November 18, 2003

                          The undersigned, each a Guarantor under the Guaranty dated as of August 15, 2003 (the "Subsidiary Guaranty") in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty and each other Loan Document to which the undersigned is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.
McCann-Erickson USA, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	TM Holdings, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Torre Lazur Healthcare Group, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	McCann Relationship Marketing, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Treasurer

Gillespie, Advertising, Magazine Marketing & Public Relations, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	The Gotham Group, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Assistant Treasurer

Campbell Mithun, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	FCB Worldwide L.L.C. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Hill, Holliday, Connors, Cosmopulos, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Campbell-Ewald Company By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer
Deutsch Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Lowe Group Holdings, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Treasurer

Draft, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Integrated Communications Corp. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Dailey & Associates By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Bozell Group, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Advantage International Holdings, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Jack Morton Worldwide Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Kaleidoscope Sports and Entertainment L.L.C. By: /s/ Steven Berns Name: Steven Berns Title: Manager	Initiative Media Worldwide, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Assistant Treasurer

Newspaper Services of America, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	Wahlstrom Group L.L.C. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Carmichael Lynch, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	The Cassidy Companies, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer

Weber Shandwick Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer	The FutureBrand Company, Inc. By: /s/ Steven Berns Name: Steven Berns Title: Vice President and Treasurer